PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2024	2023
Leasehold improvement	$4,327,441	$4,656,762
Machinery	6,600,001	4,227,161
Furniture, fixtures and equipment	435,052	447,902
Motor vehicles	41,184	42,326
Medical equipment	331,960	341,168
Total	11,735,638	9,715,319
Less: Accumulated depreciation	(4,594,574)	(3,576,625)
Property and equipment, net	$7,141,064	$6,138,694